UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases “will,” “intend,” “seek” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions, Allin Corporation’s ability to successfully integrate acquired businesses and assets and future events that may negatively impact the markets where Allin Corporation competes. Allin Corporation undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Item 3.02	Unregistered Sale of Equity Securities.

Item 3.03	Material Modification to Right of Security Holders.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2005, Allin Corporation (the “Company”) filed a Current Report on Form 8 – K under the above-listed Items describing, among other matters, the Company’s acquisition on July 26, 2005 of all of the outstanding equity interests of CodeLab Technology Group, Inc., a Delaware corporation (“CodeLab”), pursuant to a Stock Purchase Agreement among the Company, CodeLab and the equity interest holders of CodeLab. CodeLab provides information technology consulting services to customers primarily concentrated in the financial services industry. CodeLab also provides technical support services to facilitate its customers’ optimal usage of developed software applications. CodeLab’s corporate headquarters are located in Wakefield, Massachusetts.

The Company hereby files this amendment to its July 28, 2005 Current Report on Form 8-K to include the items required by Items 9.01(a) and (b) of Form 8-K, including audited financial statements of CodeLab for the years ended December 31, 2003 and 2004 and pro forma condensed consolidated financial information. The financial statements of CodeLab included in this Form 8-K/A were audited by Malin, Bergquist & Company LLP, independent accountants for the Company.

The information contained in this filing on Form 8–K/A should be read in conjunction with information set forth in the Company’s July 28, 2005 Current Report on Form 8–K and the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10–K for the year ended December 31, 2004 and the Company’s Quarterly Report on Form 10–Q for the quarterly period ended June 30, 2005.

The Company’s acquisition of CodeLab is subject to various risks, including the risks set forth in the Company’s most recent Quarterly Report on Form 10-Q. There can be no assurance that the Company will be able to successfully integrate CodeLab’s business with the other businesses of the Company. The Company could have difficulty retaining and assimilating new personnel and assimilating the services of CodeLab into the Company’s overall operations. These difficulties could disrupt the Company’s business, distract its management and employees, increase expenses and adversely affect the Company’s business, results of operations and financial condition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Independent Auditors’ Report

Audited Balance Sheets of CodeLab Technology Group, Inc. as of December 31, 2003 and 2004

Audited Statements of Operations of CodeLab Technology Group, Inc. for the Years Ended December 31, 2003 and 2004

Audited Statements of Cash Flows of CodeLab Technology Group, Inc. for the Years Ended December 31, 2003 and 2004

Audited Statements of Changes in Shareholders’ Equity of CodeLab Technology Group, Inc. for the Years Ended December 31, 2003 and 2004

Notes to Audited Financial Statements of CodeLab Technology Group, Inc.

Unaudited Balance Sheets of CodeLab Technology Group, Inc. as of June 30, 2004 and 2005

Unaudited Statements of Operations of CodeLab Technology Group, Inc. for the Six Months Ended June 30, 2004 and 2005

Unaudited Statements of Cash Flows of CodeLab Technology Group, Inc. for the Six Months Ended June 30, 2004 and 2005

Notes to Unaudited Financial Statements of CodeLab Technology Group, Inc.

(b)	Pro Forma Financial Information.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2004

Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005

Notes to Pro Forma Condensed Consolidated Financial Statements

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3(I)	Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series H Redeemable Preferred Stock of Allin Corporation filed with the Secretary of State of the State of Delaware on July 25, 2005 (incorporated by reference to Exhibit 3(I) to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.1	Form of Subscription Agreement by and among Allin Corporation and the Series H Preferred Stockholders (incorporated by reference to Exhibit 4.1 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.2	Registration Rights Agreement, dated July 26, 2005, by and among Allin Corporation and the Series H Preferred Stockholders (incorporated by reference to Exhibit 4.2 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.3	Form of Common Stock Warrant issued to the Series H Preferred Stockholders in connection with Exhibit 4.1 (incorporated by reference to Exhibit 4.3 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

10.1	Stock Purchase Agreement, dated July 26, 2005, by and among Allin Corporation, CodeLab Technology Group, Inc., David Ritchie, John Francis, Mark Bramhall, and the other equity holders of CodeLab Technology Group, Inc. set forth on the signature pages thereto (incorporated by reference to Exhibit 10.1 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

99.1	Audited Financial Statements of CodeLab Technology Group, Inc. as and for the Years Ended December 31, 2003 and 2004

99.2	Unaudited Financial Statements of CodeLab Technology Group, Inc. as of and for the Six Months ended June 30, 2004 and 2005

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Allin Corporation as of June 30, 2005; Unaudited Pro Forma Condensed Consolidated Statement of Operations of Allin Corporation for the Year Ended December 31, 2004; and Unaudited Pro Forma Condensed Consolidated Statement of Operations of Allin Corporation for the Six Months Ended June 30, 2005

(1)	In the case of incorporation by reference to documents filed by the Registrant under the Exchange Act, the Registrant’s file number under the Exchange Act is 000-21395.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: October 11, 2005	By:	/s/ DEAN C. PRASKACH
Dean C. Praskach
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit (1)

3(I)	Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series H Redeemable Preferred Stock of Allin Corporation filed with the Secretary of State of the State of Delaware on July 25, 2005 (incorporated by reference to Exhibit 3(I) to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.1	Form of Subscription Agreement by and among Allin Corporation and the Series H Preferred Stockholders (incorporated by reference to Exhibit 4.1 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.2	Registration Rights Agreement, dated July 26, 2005, by and among Allin Corporation and the Series H Preferred Stockholders (incorporated by reference to Exhibit 4.2 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

4.3	Form of Common Stock Warrant issued to the Series H Preferred Stockholders in connection with Exhibit 4.1 (incorporated by reference to Exhibit 4.3 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

10.1	Stock Purchase Agreement, dated July 26, 2005, by and among Allin Corporation, CodeLab Technology Group, Inc., David Ritchie, John Francis, Mark Bramhall, and the other equity holders of CodeLab Technology Group, Inc. set forth on the signature pages thereto (incorporated by reference to Exhibit 10.1 to Allin Corporation’s Current Report on Form 8-K filed on July 28, 2005)

99.1	Audited Financial Statements of CodeLab Technology Group, Inc. as and for the Years Ended December 31, 2003 and 2004

99.2	Unaudited Financial Statements of CodeLab Technology Group, Inc. as of and for the Six Months ended June 30, 2004 and 2005

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Allin Corporation as of June 30, 2005; Unaudited Pro Forma Condensed Consolidated Statement of Operations of Allin Corporation for the Year Ended December 31, 2004; and Unaudited Pro Forma Condensed Consolidated Statement of Operations of Allin Corporation for the Six Months Ended June 30, 2005

(1)	In the case of incorporation by reference to documents filed by the Registrant under the Exchange Act, the Registrant’s file number under the Exchange Act is 000-21395.

MALIN, BERGQUIST & COMPANY, LLP,

Certified Public Accountants

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Allin Corporation

Pittsburgh, Pennsylvania

We have audited the accompanying balance sheets of CodeLab Technology Group, Inc. (a Delaware corporation) as of December 31, 2004 and 2003 and the related statements of operations, changes in shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CodeLab Technology Group, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Malin, Bergquist & Company, LLP

Pittsburgh, Pennsylvania

October 5, 2005